UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1. Report to Stockholders.

ANNUAL REPORT

THE OSTERWEIS FUND
&
THE OSTERWEIS
STRATEGIC INCOME FUND

For the Year Ended
March 31, 2007

The Osterweis Fund

ANNUAL REPORT
For the year ended March 31, 2007

April 25, 2007

Dear Shareholder,

During the first quarter of 2007, The Osterweis Fund (the “Fund”) had a total return of 5.25%, significantly outperforming the 0.64% return of the S&P 500 Index. Over the past twelve months and longer, the Fund has also continued to outperform the Index. The Fund’s annualized total returns for the one year, five year, ten year and since inception (October 1, 1993) periods ending March 31, 2007, are +12.44%, +11.42%, +15.82% and +14.19%, respectively, compared to +11.83%, +6.26%, +8.20% and +10.73% in the same periods for the S&P 500 Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 236-0050. An investment should not be made solely on returns. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance periods shown above are greater than 30 days and do not reflect the redemption fee. If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee. The Fund’s total expense ratio was 1.26% as of March 31, 2006.

A strong rally in the stock market that began mid last year came to an abrupt end in late February. Performance since then has been decidedly choppy reflecting increased uncertainty over the future direction of key investment variables such as interest rates, inflation, economic growth and corporate profits.

The spark that led to the selloff in late February and subsequent volatility was a sudden appreciation of the growing woes in the sub-prime mortgage markets. The concern was that troubles would spread first to the rest of the mortgage market serving to further postpone any recovery in the important housing sector of the economy. More troubling was the risk that turmoil in mortgage markets could lead to a seizing up of the broader credit markets resulting in a widespread contraction in credit and a more general retrenchment in consumer spending and corporate investment. While fears of such a contagion have subsided in recent weeks there remains concern that the key engines of economic growth in 2003-2006, principally housing and business capital spending, may stay sluggish longer than originally expected. The final contributor to the swing in sentiment was a jump in the price of oil related to confrontation with Iran. Higher energy prices and other stubborn underlying inflation trends at a time of slowing economic growth reintroduced the dreaded word not heard for many years—“stagflation”. Stocks tend to do poorly in such an environment because profits grow slowly - or even contract - and interest rates stay high or even rise to offset inflationary pressures.

We are not convinced that the economy will actually suffer a bout of stagflation. Our best guess is that economic and corporate profit growth will continue to slow in coming quarters but a recession will be avoided. Inflationary pressures will remain a concern but will likely diminish if the economy slows. The Fed could then move to a more stimulative monetary policy. While we continue to believe the soft landing or mid-cycle slowdown is the more likely outcome, we cannot rule out the harsher scenario. Elevated levels of stock market volatility are likely in the face of these uncertainties.

We will endeavor to use the market volatility advantageously, i.e. by selling positions as they become overvalued during market rallies and buying new positions in stocks that become overly cheap during periods of market weakness, but whose fundamentals are improving. So our view remains that while short-term performance can be choppy, reflecting market volatility, long-term results will hopefully be rewarding.

With best regards,

John S. Osterweis & Team
Portfolio Managers

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-cap companies. The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index does not incur expenses and is not available for investment.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Fund is distributed by Quasar Distributors, LLC. (5/07)

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

The Osterweis Fund (the “Fund”) outperformed the S&P 500 Index (the “Index”) by 0.61% for the fiscal year ending March 31, 2007. The Fund’s outperformance can be attributed predominantly to stock selection.

During the twelve month period ended March 31, 2007, the greatest contributor to the Fund’s relative performance was stock selection in the Utilities sector. The Fund’s Utilities holdings returned 45.56% versus the Index’s sector return of 33.85%, thereby contributing 1.20% to relative performance. The Fund’s top contributor, ITC Holdings Corp., was in this sector. In addition, stock selection in Consumer Discretionary, Materials, and Consumer Staples each contributed more than 0.50% to relative performance.

The Fund’s underweight allocation to the Telecommunications Services sector (second best performing sector in the Index) was the largest detractor, reducing relative performance by 0.62%. The Fund’s only holding in this sector was Vodafone Group Plc - ADR. An overweight allocation to the Health Care sector (third worst performing sector in the Index) detracted 0.35% from relative performance. The Energy and Industrials sectors also slightly reduced the Fund’s relative performance.

The Fund’s top five contributing securities to performance were ITC Holdings Corp., Crown Holdings, Inc., Kinetic Concepts, Inc., Service Corp. International and Annaly Capital Management, Inc.. The Fund’s five largest detracting securities from performance were The ServiceMaster Co., Station Casinos, Inc., SLM Corp., RAIT Financial Trust and AirTran Holdings, Inc.

Past performance is not indicative of future results. The relative performance attribution figures noted in the 2nd, and 3rd paragraphs were calculated based on the Fund’s equity holdings only. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 8 of this report for complete holdings information.

The Osterweis Fund

SECTOR ALLOCATION at March 31, 2007 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited)

As a shareholder of The Osterweis Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 - 3/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

The Osterweis Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited) (Continued)

Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/06	Value 3/31/07	10/1/06 - 3/31/07*
Actual	$1,000	$1,127	$6.42
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.09

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.21% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Osterweis Fund

Value of $10,000 vs S&P 500 Index

Average Annual Total Return
Period Ended March 31, 2007
1 Year	12.44%
5 Year	11.42%
10 Year	15.82%
Since Inception (10/1/93)	14.19%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 1997 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2007, the one-year, five-year and ten-year total returns for the S&P 500 Index were 11.83%, 6.26% and 8.20%, respectively. The average annual return since the Fund’s inception (10/1/93) for the S&P 500 Index was 10.73%.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2007

Shares		Value
COMMON STOCKS: 85.7%
Beverages: 2.3%
77,400	Diageo Plc - ADR	$6,265,530
20,000	PepsiCo, Inc.	1,271,200
		7,536,730
Biotechnology: 5.6%
236,875	Charles River
	Laboratories
	International, Inc.*	10,957,838
115,225	Invitrogen Corp.*	7,334,071
		18,291,909
Commercial Services & Supplies: 5.7%
197,225	Pitney Bowes, Inc.	8,952,043
204,337	Republic
	Services, Inc.	5,684,655
114,450	Waste
	Management, Inc.	3,938,225
		18,574,923
Containers & Packaging: 3.8%
507,600	Crown
	Holdings, Inc.*	12,415,896
Electric Utilities: 2.8%
207,825	ITC Holdings Corp.	8,996,744
Energy Equipment & Services: 2.3%
108,200	Schlumberger Ltd.	7,476,620
Food & Staples Retailing: 2.9%
175,075	Costco
	Wholesale Corp.	9,426,038
Food Products: 3.1%
25,700	Nestle SA1	10,009,073
Gas Utilities: 2.9%
313,982	Southern
	Union Co.	9,541,913
Health Care Equipment & Supplies: 4.3%
277,725	Kinetic
	Concepts, Inc.*	14,063,994
Health Care Providers & Services: 9.6%
262,145	HealthSouth Corp.*	5,507,666
138,300	Manor Care, Inc.	7,517,988
231,850	Omnicare, Inc.	9,220,675
735,850	Service Corp.
	International	8,727,181
		30,973,510
Holding & Other Investment Offices: 1.0%
380,350	Alesco
	Financial Inc.	3,312,849
Insurance: 6.4%
220,900	First American
	Corp.	11,204,048
276,700	Genworth Financial,
	Inc. - Class A	9,667,898
		20,871,946
Internet Software & Services: 5.7%
378,950	VeriSign, Inc.*	9,519,224
393,875	Websense, Inc.*	9,055,186
		18,574,410
Investment Management: 2.7%
591,400	Azimut
	Holding SpA[1]	8,729,705
IT Services: 0.9%
74,937	VeriFone
	Holdings, Inc.*	2,752,436
Machinery: 1.0%
175,725	Chart
	Industries, Inc.*	3,191,166
Media: 9.6%
463,300	Citadel
	Broadcasting Corp.	4,405,983
126,475	Lamar Advertising
	Co. - Class A*	7,964,131
119,761	Liberty Global,
	Inc. - Class A*	3,943,729
119,761	Liberty Global,
	Inc. - Series C*	3,669,477
155,757	R.H. Donnelley
	Corp.*	11,041,614
		31,024,934
Oil & Gas: 2.9%
278,800	Forest Oil Corp.*	9,303,556

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2007 (Continued)

Shares		Value
COMMON STOCKS: 85.7% (Continued)
Pharmaceuticals: 2.6%
136,900	Johnson & Johnson	$8,249,594
Real Estate: 5.8%
669,700	Annaly Capital
	Management, Inc.	10,366,956
306,450	RAIT
	Financial Trust	8,562,213
		18,929,169
Specialty Retail: 1.8%
2,401,550	Signet Group Plc[1]	5,930,978
TOTAL COMMON STOCKS
(Cost $221,292,835)		278,178,093
INVESTMENT COMPANY: 2.8%
502,275	Ares Capital Corp.	9,126,336
TOTAL INVESTMENT COMPANY
(Cost $7,961,334)		9,126,336

Principal
Amount
CORPORATE BOND: 0.2%
Tobacco: 0.2%
	Reynolds American, Inc.
$500,000	6.500%, 06/01/2007	501,036
TOTAL CORPORATE BOND
(Cost $500,000)		501,036

Shares
SHORT-TERM INVESTMENT: 11.1%
36,175,872	Goldman Sachs
	Financial Square -
	Prime Obligations
	Fund	36,175,872
TOTAL SHORT-TERM INVESTMENT
(Cost $36,175,872)		36,175,872
TOTAL INVESTMENTS
IN SECURITIES: 99.8%
(Cost $265,930,041)		323,981,337
Other Assets in Excess
of Liabilities: 0.2%		554,581
TOTAL NET
ASSETS: 100.0%		$324,535,918

ADR American Depository Receipt.
*	Non-income producing security.
[1]	Security denominated in a foreign currency.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2007

ASSETS
Investments in securities, at value
(cost $265,930,041) (Note 2)	$323,981,337
Receivables:
Fund shares sold	241,782
Dividends and interest	720,632
Prepaid expenses	17,603
Total assets	324,961,354

LIABILITIES
Payables:
Fund shares redeemed	54,638
Investment advisory fees	267,249
Administration fees	34,065
Custody fees	6,085
Fund accounting fees	8,620
Transfer agent fees	21,796
Chief compliance officer fees	500
Other accrued expenses	32,483
Total liabilities	425,436

NET ASSETS	$324,535,918

Net asset value, offering and redemption price per share
($324,535,918/11,644,066, shares outstanding; unlimited
number of shares authorized without par value)	$27.87

COMPONENTS OF NET ASSETS
Paid-in capital	260,657,752
Undistributed net investment income	1,121,368
Accumulated net realized gain on investments	4,705,502
Net unrealized appreciation on
investments and foreign currency	58,051,296
Net assets	$324,535,918

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2007

INVESTMENT INCOME
Dividends (net of $40,522 foreign withholding tax)	$5,143,362
Interest	1,588,435
Total investment income	6,731,797

EXPENSES (Note 3)
Investment advisory fees	2,919,785
Administration fees	295,989
Transfer agent fees	117,056
Fund accounting fees	53,122
Custody fees	36,755
Registration fees	33,160
Audit fees	19,504
Trustee fees	14,507
Reports to shareholders	14,223
Miscellaneous expense	13,046
Legal fees	6,869
Insurance expense	6,679
Chief compliance officer fees	3,000
Total expenses	3,533,695
Net investment income	3,198,102

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized gain on investments
and foreign currency	23,493,108
Capital gain distributions from
regulated investment company	92,131
Change in net unrealized appreciation on investments	9,044,804
Net realized and unrealized gain on
investments and foreign currency	32,630,043
Net increase in net assets
resulting from operations	$35,828,145

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,198,102	$1,645,380
Net realized gain on investments
and foreign currency	23,493,108	8,811,065
Capital gain distributions from
regulated investment company	92,131	—
Change in net unrealized appreciation
on investments and foreign currency	9,044,804	14,784,625
Net increase in net assets
resulting from operations	35,828,145	25,241,070

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,126,724)	(1,206,471)
From net realized gain	(23,695,780)	(9,801,019)
Total distributions to shareholders	(25,822,504)	(11,007,490)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	38,767,450	91,621,612
Total increase in net assets	48,773,091	105,855,192

NET ASSETS
Beginning of year	275,762,827	169,907,635
End of year	$324,535,918	$275,762,827
Undistributed (accumulated) net
investment income (loss)	$1,121,368	$(16,334)

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2007		March 31, 2006
	Shares	Value	Shares	Value
Shares sold	3,032,333	$81,587,186	4,069,566	$107,955,736
Shares issued
in reinvestment
of distributions	763,810	20,393,714	380,941	9,953,977
Shares redeemed (b)	(2,354,636)	(63,213,450)	(998,866)	(26,288,101)
Net increase	1,441,507	$38,767,450	3,451,641	$91,621,612

(b) Net of redemption fees of $169 and $7,555, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2007	2006	2005	2004	2003
Net asset value,
beginning of year	$27.03	$25.17	$23.65	$16.90	$19.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.30	0.19	0.20	0.17	0.19
Net realized and unrealized
gain (loss) on investments	2.96	3.00	2.60	6.81	(3.05)
Total from
investment operations	3.26	3.19	2.80	6.98	(2.86)

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.15)	(0.34)	(0.23)	(0.05)
From net realized gain	(2.22)	(1.18)	(0.94)	—	—
Total distributions	(2.42)	(1.33)	(1.28)	(0.23)	(0.05)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$27.87	$27.03	$25.17	$23.65	$16.90
Total return	12.44%	12.85%	11.90%	41.39%	(14.45)%

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$324.5	$275.8	$169.9	$125.3	$71.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.21%	1.26%	1.32%	1.36%	1.41%
After fees waived and
expenses absorbed	1.21%	1.26%	1.32%	1.36%	1.41%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.10%	0.79%	0.89%	1.08%	1.23%
After fees waived and
expenses absorbed	1.10%	0.79%	0.89%	1.08%	1.23%
Portfolio turnover rate	50%	30%	38%	58%	34%

* Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

ANNUAL REPORT
For the year ended March 31, 2007

April 25, 2007

Dear Shareholder,

During the first quarter of 2007, The Osterweis Strategic Income Fund (the “Fund”) had a total return of 2.34%, compared to 1.50% for the Lehman Aggregate Bond Index (the “Lehman”) and 1.49% for the Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”). The Fund’s annualized total returns for the one year, three year, and since inception (August 30, 2002) periods ending March 31, 2007, are 8.95%, 6.43%, and 9.21%, respectively, compared in the same periods to 6.58%, 3.30%, and 4.36% for the Lehman and 6.39%, 2.98%, and 4.45% for the Merrill. We are pleased with our recent performance and believe that the Fund is well positioned for the uncertain economic environment.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. An investment should not be made solely on the basis of returns. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance periods shown above are greater than 30 days and do not reflect the redemption fee. If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee. On May 19, 2006, Professionally Managed Portfolios, (the “Trust”) modified the methodology for pricing bond holdings from using the bid price to using the mean (the mid-point between the bid and ask prices). The change increased the Fund’s NAV by approximately $0.04 per share (0.37%) on that day. This contributed to the performance shown above. The Fund’s total expense ratio was 1.47% as of March 31, 2006.

In short, this quarter we continued to see a less than robust economic backdrop as corporate earnings growth slowed and the housing market continued to weaken. During the quarter, the Fed continued to keep the Fed Funds rate constant. We do not see clear evidence that the Fed is going to change this policy in the near-term. While the economy has slowed, inflation has continued unabated at a rate above where we believe the Fed is comfortable. We believe that Fed will need to see both slower economic growth as well as lower inflation rates to compel it to cut rates. As we write this letter, we feel fortunate to have the ability to use a flexible investment approach and to scour the entire fixed income universe looking for investment opportunities with good risk/reward characteristics. We continue to use shorter dated non-investment grade bonds of companies that we believe have stable or improving operations and strong balance sheets. Through our diligent research, we have been able to find convertible and high yield securities that fit our investment profile. We remain vigilant for indications that a major shift, to reduce credit exposure or to lengthen the maturity profile of the Fund, is in order.

Sincerely,

Carl P. Kaufman	Gregory S. Hermanski
Portfolio Manager	Portfolio Manager

This commentary contains the current opinions of the authors as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund’s share price may be more influenced by fluctuations in an individual holding’s value than a diversified fund.

The Fund’s investment performance reflects reimbursement of expenses previously waived. Please refer to the prospectus for further details.

The Lehman Aggregate Bond Index and the Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. bond market in general, and are provided for comparison purposes. These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC. (5/07)

The Osterweis Strategic Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

The Osterweis Strategic Income Fund (the “Fund”) outperformed its benchmarks, the Merrill Lynch Government/Corporate Index (the “Merrill”) and Lehman Brothers Aggregate Bond Index (the “Lehman”) by 2.56% and 2.37%, respectively, during the fiscal year ending March 31, 2007. The Fund’s outperformance is mostly attributable to the higher yield and, to a lesser degree, the lower average quality of the Fund as compared to its benchmark. The remainder of this discussion will compare the Fund against the Merrill, as constituent data is not available for the Lehman.

During the twelve month period ended March 31, 2007, the Fund’s average current yield* was 6.34% vs. 5.25% for the Merrill. The Fund’s average yield to maturity** for the same period was 7.53% vs. 5.28% for the Merrill, reflecting the positive impact that the Fund’s investments in higher-yielding, non-investment grade bonds had on the Fund’s yield profile. The Fund’s higher current yield, and yet higher yield to maturity, generated a contribution to relative return of approximately 3.01%.

The Fund’s lower average Moody’s quality rating as compared to the Merrill contributed 0.92% to relative performance, driven by the Fund’s investments in shorter-duration***, non-investment grade bonds during the period.

Detracting from the Fund’s relative performance during the period was the Fund’s shorter average effective duration as compared to the Merrill. The Fund had an average effective duration of 1.77 years over the period, while the Merrill had an average duration of 5.02 years. This difference detracted approximately 0.44% from the relative return during the fiscal year, as yields in the 2-year to 10-year maturity ranges fell an average of 26 basis points.

On a total return basis, the Fund benefited most from its holdings in high yield bonds (+2.74% contribution to total return) and short-term debt (+2.44% contribution to total return), further evidence of the Fund’s tactical credit quality positioning during the past 12 months.

The Fund’s top five contributors to performance during the period were Ares Capital Corp. (equity), Alliance One International, Inc. 11.00% 5/15/2012, Harry & David Operations 10.36% 3/1/2012, Sbarro, Inc. 11.00% 9/15/2009, and Newark Group, Inc. 9.75% 3/15/2014. The largest detractors from performance were Sea Containers, Ltd. 7.875% 2/15/2008, Adaptec, Inc. 0.75% 12/22/2023, JER Investors Trust, Inc. (equity), 155 East Tropicana LLC 8.75% 4/1/2012, and Sea Containers, Ltd. 10.75% 10/15/2006. Ares Capital Corp. was a top five contributor in the previous fiscal year.

Past performance is not indicative of future results. The relative performance attribution figures noted in the 2nd, 3rd, 4th, and 5th paragraphs were calculated based on the Fund’s fixed income holdings only. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 21 of this report for complete holdings information.

*	The portfolio’s annual rate of return expressed as a percentage.
**	The portfolio’s annual rate of the return assuming all bond(s) are held to maturity.
***
Duration is a weighted average of the maturity of all the income streams from a bond portfolio, stated in years. A bond portfolio with a longer duration generally has more price volatility than a portfolio of comparable quality with a shorter duration.

The Osterweis Strategic Income Fund

PORTFOLIO ALLOCATION at March 31, 2007 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited)

As a shareholder of The Osterweis Strategic Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 - 3/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

The Osterweis Strategic Income Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited) (Continued)

Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/06	Value 3/31/07	10/1/06 - 3/31/07*
Actual	$1,000	$1,053	$7.32
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.19

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.43% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Osterweis Strategic Income Fund

Value of $10,000 vs Lehman Aggregate Bond Index

Average Annual Total Return
Period Ended March 31, 2007
1 Year	8.95%
3 Year	6.43%
Since Inception (8/30/02)	9.21%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2007, the one-year and three-year total returns for the Lehman Aggregate Bond Index were 6.58% and 3.30%, respectively. The average annual total return since the Fund’s inception (8/30/02) for the Lehman Aggregate Bond Index was 4.36%.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupons, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2007

Principal
Amount		Value
BONDS: 92.3%
CONVERTIBLE BONDS: 41.8%
Airlines: 4.2%
	Jetblue Airways
	Corp., 3.500%,
$5,250,000	07/15/2033	$5,085,938
Biotechnology: 3.6%
	QLT, Inc.,
4,525,000	3.000%, 09/15/2023	4,321,375
Chemicals & Allied Products: 0.2%
	Nektar Therapeutics,
200,000	3.500%, 10/17/2007	197,250
Communications & Equipment: 11.3%
	ADC
	Telecommunications,
	Inc., 5.795%,
2,000,000	06/15/2013	1,940,000
	Ciena Corp.,
4,250,000	3.750%, 02/01/2008	4,191,563
	LIN TV Corp.,
3,500,000	2.500%, 05/15/2033	3,377,500
	Nortel Networks
	Corp., 4.250%,
4,000,000	09/01/2008	3,970,000
		13,479,063
Computers & Peripherals: 3.5%
	Adaptec, Inc.,
	0.750%,
4,725,000	12/22/2023	4,246,594
Internet & Catalog Retail: 1.6%
	Collegiate Pacific, Inc.,
	5.750%, 12/01/2009
	(Cost $1,053,172;
	Acquired 09/08/2005
	through
1,000,000	10/18/2005)[1]	935,000
1,000,000	5.750%, 12/01/2009	935,000
		1,870,000
Media: 1.5%
	Sinclair Broadcast
	Group, Inc., 6.000%,
1,800,000	09/15/2012	1,761,750
Oil, Gas & Consumable Fuels: 0.4%
	St. Mary Land &
	Exploration Co.,
	3.500%, 04/01/2027
	(Cost $500,000;
	Acquired
500,000	03/29/2007)[1,3]	504,065
Printing, Publishing & Allied Industries: 2.5%
	World Color
	Press, Inc.,
3,000,000	6.000%, 10/01/2007	2,988,750
Real Estate Investment Trusts: 3.4%
	Meristar Hospitality
	Operating
	Partnerships,
	9.500%,
3,940,000	04/01/2010	4,044,410
Semiconductor & Semiconductor Equipment: 3.5%
	Agere Systems, Inc.,
500,000	6.500%, 12/15/2009	514,375
	International Rectifier
	Corp., 4.250%,
1,020,000	07/15/2007	1,018,725
	LTX Corp., 4.250%,
2,500,000	08/15/2007	2,598,750
		4,131,850
Semiconductor Equipment & Products: 2.7%
	Conexant Systems,
	Inc., 4.000%,
3,750,000	03/01/2026	3,285,937
Software: 3.4%
	Magma Design
	Automation, Inc.,
	2.000%, 05/15/2010
	(Cost $3,717,679;
	Acquired 07/31/2006
	through
4,050,000	12/11/2006)[1]	4,110,750
TOTAL CONVERTIBLE BONDS
(Cost $49,346,370)		50,027,732

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2007 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 50.5%
Banks: 1.5%
	Emigrant Capital Trust,
	7.368%, 04/14/2034
	(Cost $1,741,250;
	Acquired
$1,750,000	08/12/2004)[1,2]	$1,747,930
Beverages: 1.9%
	Beverages & More, Inc.,
	9.250%, 03/01/2012
	(Cost $2,291,855;
	Acquired
2,250,000	02/16/2007)[1]	2,300,625
Commercial Services & Supplies: 4.9%
	Deluxe Corp., 3.500%,
5,925,000	10/01/2007	5,858,344
Communications: 1.7%
	LCI International,
	Inc., 7.250%,
2,050,000	06/15/2007	2,055,125
Containers & Packaging: 1.6%
	Owens-Illinois,
	Inc., 7.350%,
1,850,000	05/15/2008	1,868,500
Electric Utilities: 1.2%
	Commonwealth
	Edison, 3.700%,
1,500,000	02/01/2008	1,472,617
Electrical Equipment: 1.7%
	Coleman Cable, Inc.,
	9.875%, 10/01/2012
	(Cost $2,057,500;
	Acquired
2,000,000	03/27/2007)[1]	2,080,000
Forest Products & Paper: 0.8%
	Newark Group,
	Inc., 9.750%,
965,000	03/15/2014	1,010,837
Glass Containers: 0.2%
	Owens-Brockway,
	8.875%,
186,000	02/15/2009	190,650
Health Care Equipment & Supplies: 0.4%
	Millipore Corp.,
	7.500%,
500,000	04/01/2007	500,000
Health Care Providers & Services: 2.3%
	HealthSouth Corp.,
1,285,000	8.500%, 02/01/20083	1,306,841
	10.750%,
900,000	10/01/20083	916,870
	Service Corp.
	International,
	6.500%,
500,000	03/15/2008	505,000
		2,728,711
Hotels Restaurants & Leisure: 4.2%
	Real Mex Restaurants,
	Inc., 10.000%,
2,000,000	04/01/2010	2,120,000
	The Restaurant
	Co., 10.000%,
3,000,000	10/01/2013	2,925,000
		5,045,000
Household Durables: 4.2%
	Blyth, Inc.,
525,000	7.900%, 10/01/2009	535,500
	Champion Enterprises,
	Inc., 7.625%,
4,500,000	05/15/2009	4,500,000
		5,035,500
Insurance: 2.8%
	Presidential Life
	Corp., 7.875%,
3,365,000	02/15/2009	3,415,475
Medical Equipment Rental & Leasing: 0.9%
	Universal Hospital
	Services, Inc.,
	10.125%,
1,000,000	11/01/2011	1,067,500
Miscellaneous Business Credit Institutions: 0.8%
	R.H. Donnelley
	Corp., 10.875%,
860,000	12/15/2012	933,100

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2007 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 50.5% (Continued)
Miscellaneous Publishing: 3.9%
	Dex Media East LLC,
	9.875%,
$2,000,000	11/15/2009	$2,095,000
	12.125%,
2,365,000	11/15/2012	2,592,631
		4,687,631
Motor Vehicle Parts & Accessories: 2.2%
	Stoneridge, Inc.,
	11.500%,
2,444,000	05/01/2012	2,599,805
Non-Depository Credit Institutions: 0.8%
	Case Credit Corp.,
	6.750%,
1,000,000	10/21/2007	1,008,750
Primary Metal Industries: 1.8%
	Coleman Cable,
	Inc., 9.875%,
2,075,000	10/01/2012	2,158,000
Real Estate: 2.7%
	National Health
	Investors, 7.300%,
3,250,000	07/16/2007	3,269,997
Retail: 2.4%
	Harry & David
	Operations, 10.360%,
2,750,000	03/01/2012[2]	2,825,625
Steel Foundries: 4.2%
	Amsted Industries, Inc.,
	10.250%, 10/15/2011
	(Cost $4,986,767;
	Acquired 12/07/2006
	through
4,655,000	03/05/2007)[1]	5,006,965
Textiles, Apparel & Luxury Goods: 1.4%
	Unifi, Inc., 11.500%,
1,700,000	05/15/2014	1,695,750
TOTAL CORPORATE BONDS
(Cost $60,078,219)		60,562,437
TOTAL BONDS
(Cost $109,424,589)		110,590,169
INVESTMENT COMPANY: 2.4%
156,250	Ares Capital Corp.	2,839,062
TOTAL INVESTMENT COMPANY
(Cost $2,507,925)		2,839,062
PREFERRED STOCKS: 1.9%
Hotels, Restaurants & Leisure: 0.6%
31,275	Six Flags, Inc., Pfd.	731,835
Pharmaceuticals: 1.3%
28,000	Omnicare, Inc.	1,537,900
TOTAL PREFERRED STOCKS
(Cost $2,227,096)		2,269,735
SHORT TERM INVESTMENT: 7.4%
8,820,280	Goldman Sachs
	Financial Square -
	Prime Obligations
	Fund	8,820,280
TOTAL SHORT-TERM INVESTMENT
(Cost $8,820,280)		8,820,280
TOTAL INVESTMENTS
IN SECURITIES: 104.0%
(Cost $122,979,890)		124,519,246
Liabilities in Excess
of Other Assets: (4.0)%		(4,727,102)
TOTAL NET
ASSETS: 100.0%		$119,792,144

[1]
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At March 31, 2007, the value of these securities amounted to $16,685,335 or 13.9% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on March 31, 2007.
[3]	Securities are fair valued under the supervision of the Board of Trustees. (See Note 2.)

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2007

ASSETS
Investments in securities, at value
(cost $122,979,890) (Note 2)	$124,519,246
Receivables:
Investment securities sold	1,535,488
Fund shares sold	247,570
Dividends and interest	2,129,250
Prepaid expenses	15,205
Total assets	128,446,759

LIABILITIES
Payables:
Investment securities purchased	8,260,042
Fund shares redeemed	131,694
Distributions to shareholders	101,571
Investment advisory fees	97,539
Administration fees	16,276
Custody fees	1,939
Fund accounting fees	7,369
Transfer agent fees	9,450
Chief compliance officer fees	500
Other accrued expenses	28,235
Total liabilities	8,654,615

NET ASSETS	$119,792,144

Net asset value, offering and redemption price per share
($119,792,144/10,658,238, shares outstanding; unlimited
number of shares authorized without par value)	$11.24

COMPONENTS OF NET ASSETS
Paid-in capital	$117,236,892
Undistributed net investment income	55,603
Accumulated net realized gain on investments	960,293
Net unrealized appreciation on investments	1,539,356
Net assets	$119,792,144

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2007

INVESTMENT INCOME
Dividends	$319,939
Interest	4,844,839
Total investment income	5,164,778

EXPENSES (Note 3)
Investment advisory fees	746,200
Administration fees	135,893
Fund accounting fees	45,995
Transfer agent fees	34,057
Registration fees	29,213
Audit fees	17,560
Trustee fees	10,758
Custody fees	9,346
Legal fees	7,759
Miscellaneous	6,676
Reports to shareholders	5,137
Chief compliance officer fees	3,000
Insurance expense	1,841
Total expenses	1,053,435
Plus: prior year fees waived subject to recoupment	32,591
Net expenses	1,086,026
Net investment income	4,078,752

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,055,550
Capital gain distributions from
regulated investment company	29,825
Change in net unrealized appreciation on investments	1,440,804
Net realized and unrealized gain on investments	2,526,179
Net increase in net assets
resulting from operations	$6,604,931

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,078,752	$3,074,936
Net realized gain on investments	1,055,550	94,006
Capital gain distributions from
regulated investment company	29,825	—
Change in net unrealized
appreciation on investments	1,440,804	141,848
Net increase in net assets
resulting from operations	6,604,931	3,310,790

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,085,012)	(3,640,466)
From net realized gain	(163,461)	(643,812)
Total distributions to shareholders	(4,248,473)	(4,284,278)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change
in outstanding shares (a)(b)	63,614,623	(6,762,433)
Total increase (decrease)
in net assets	65,971,081	(7,735,921)

NET ASSETS
Beginning of year	53,821,063	61,556,984
End of year	$119,792,144	$53,821,063
Undistributed net investment income	$55,603	$7,100

(a) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2007		March 31, 2006
	Shares	Value	Shares	Value
Shares sold	5,793,063	$64,597,398	876,364	$9,632,301
Shares issued
in reinvestment
of distributions	368,112	4,077,224	386,050	4,183,109
Shares redeemed (b)	(454,913)	(5,059,999)	(1,873,155)	(20,577,843)
Net increase (decrease)	5,706,262	$63,614,623	(610,741)	$(6,762,433)

(b) Net of redemption fees of $510 and $841, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

					Period Ended
	Year Ended March 31,				March 31,
	2007	2006	2005	2004	2003*
Net asset value,
beginning of period	$10.87	$11.07	$11.30	$10.43	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.56	0.63	0.51	0.59	0.26
Net realized and unrealized
gain (loss) on investments	0.39	0.04	(0.05)	1.05	0.43
Total from
investment operations	0.95	0.67	0.46	1.64	0.69

LESS DISTRIBUTIONS:
From net investment income	(0.56)	(0.74)	(0.51)	(0.59)	(0.26)
From net realized gain	(0.02)	(0.13)	(0.18)	(0.18)	—
Total distributions	(0.58)	(0.87)	(0.69)	(0.77)	(0.26)
Paid-in capital from
redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	—	0.00	**
Net asset value, end of period	$11.24	$10.87	$11.07	$11.30	$10.43
Total return	8.95%	6.29%	4.11%	16.16%	6.95	%^

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of period (millions)	$119.8	$53.8	$61.6	$44.3	$13.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.41%	1.47%	1.48%	1.60%	2.92	%+
After fees absorbed
or recouped	1.46%	1.50%	1.50%	1.50%	1.50	%+

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	5.51%	5.51%	4.69%	5.58%	4.51	%+
After fees absorbed
or recouped	5.46%	5.48%	4.67%	5.68%	5.93	%+
Portfolio turnover rate	100%	87%	77%	75%	61	%^

   *   Fund commenced operations on August 30, 2002.
**	Amount is less than $0.01.
   ^   Not annualized.
   +   Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2007

NOTE 1 - ORGANIZATION

The Osterweis Fund and The Osterweis Strategic Income Fund (the “Funds”) are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Osterweis Fund and The Osterweis Strategic Income Fund commenced operations on October 1, 1993 and August 30, 2002, respectively.

The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in equity securities. The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2007, The Osterweis Strategic Income Fund held fair valued securities with a market value of $2,727,776 or 2.3% of total net assets of the Fund.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a high cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS 157, and its impact on the financial statements has not yet been determined.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

J.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2007, The Osterweis Fund decreased accumulated net realized gain on investments and foreign currency by $66,324 and increased accumulated net investment income by $66,324. For the year ended March 31, 2007, The Osterweis Strategic Income Fund increased net investment income by $54,763 and decreased accumulated net realized gain on investments by $54,763.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund and Osterweis Strategic Income Fund, respectively, with investment management services under separate Investment Advisory Agreements (the “Agreements”). Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended March 31, 2007, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $2,919,785 and $746,200, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to limit The Osterweis Strategic Income Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.50%. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by The Osterweis Strategic Income Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. The Osterweis Strategic Income Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

review and approval prior to the time the reimbursement is initiated. For the year ended March 31, 2007, $32,591 in fees waived by the Adviser in 2004, on behalf of The Osterweis Strategic Income, were recouped.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For year ended March 31, 2007, the Administrator received a monthly fee at the following annual rate:

First $50 million	0.20% of average daily net assets
Next $50 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

Effective April 1, 2007, the Administrator receives a monthly fee at the following annual rates:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended March 31, 2007, The Osterweis Fund and The Osterweis Strategic Income Fund incurred administration fees of $295,989 and $135,893, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended March 31, 2007, The Osterweis Fund and The Osterweis Strategic Income Fund were each allocated $3,000 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are affiliates of the Administrator.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

NOTE 4 - PURCHASES AND SALES OF SECURITIES

Investment transactions for the year ended March 31, 2007 were as follows:

	Securities other than
	U.S. Government and		U.S. Government
	Short-term Investments		Securities
	Purchases	Sales	Purchases	Sales
The Osterweis Fund	$133,897,480	$130,010,423	$—	$—
The Osterweis Strategic
Income Fund	$97,472,882	$52,270,282	$—	$—

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2007 and 2006 for the Funds were as follows:

The Osterweis Fund
	2007	2006
Distributions paid from:
Ordinary income	$3,575,106	$2,939,389
Long-term capital gain	$22,247,398	$8,068,101

The Osterweis Strategic Income Fund
	2007	2006
Distributions paid from:
Ordinary income	$4,174,158	$4,120,188
Long-term capital gain	$74,315	$164,090

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2007.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Osterweis	Osterweis Strategic
	Fund	Income Fund
Cost of investments	$265,930,041	$123,058,975
Gross tax unrealized appreciation	63,851,989	1,796,590
Gross tax unrealized depreciation	(5,800,693)	(336,319)
Net tax unrealized appreciation	$58,051,296	$1,460,271
Undistributed ordinary income	1,579,081	823,122
Undistributed long-term capital gain	4,251,886	271,859
Total distributable earnings	$5,830,967	$1,094,981
Other accumulated gains/(losses)	(4,097)	—
Total accumulated earnings/(losses)	$63,878,166	$2,555,252

The tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments.

As of March 31, 2007, The Osterweis Fund had a post-October currency loss deferral of $4,097 which will be recognized in the following year.

The Osterweis Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund and The Osterweis Strategic Income Fund, each a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or four years and the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund and The Osterweis Strategic Income Fund as of March 31, 2007, the results of their operations for the year then ended, the statements of changes in net and the financial highlights for each of the five years or four years and period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2007

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Allegiant
(born 1943)	and	Term;	Industries, Inc.		Funds.
2020 E. Financial Way	Trustee	Since	(administrative,
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Chief
Operating Officer,
Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief		Foundation;
2020 E. Financial Way		Since	Executive Officer,		The
Suite 100		May 1991.	Rockefeller Trust Co.,		University of
Glendora, CA 91741			prior thereto Senior		Virginia Law
			Vice President; formerly,		School
			Senior Vice President,		Foundation.
Norton Simon, Inc.

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust, Continued

Carl A. Froebel	Trustee	Indefinite	Owner, Golf	2	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services),
Suite 100		May 1991.	formerly, President and
Glendora, CA 91741			Founder, National
Investor Data Services,
Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant since	2	Trustee,
(born 1950)		Term;	July 2001; formerly,		Managers
2020 E. Financial Way		Since	Executive Vice		Funds;
Suite 100		May 1991.	President, Investment		Trustee,
Glendora, CA 91741			Company Administration,		Managers
			LLC (“ICA”) (mutual		AMG Funds.
fund administrator).

Officers of the Trust

Robert M. Slotky	President	Indefinite	Vice President, U.S.	2	Not
(born 1947)		Term; Since	Bancorp Fund		Applicable.
2020 E. Financial Way		Aug. 2002.	Services, LLC since
Suite 100	Chief	Indefinite	July 2001; formerly,
Glendora, CA 91741	Compliance	Term; Since	Senior Vice President,
	Officer	Sept. 2004	ICA (May 1997-
	Anti-	Indefinite	July 2001).
	Money	Term; Since
	Laundering	December
	Officer	2005

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer,	2	Not
(born 1973)		Term;	U.S. Bancorp Fund		Applicable.
615 East Michigan St.		Since	Services, LLC, since
Milwaukee, WI 53202		August	April 2006; Vice
		2002.	President, U.S. Bancorp
Fund Services, LLC
since 1997; formerly,
Chief Financial Officer,
Quasar Distributors,
LLC (2000-2003).

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Officers of the Trust, Continued

Angela L. Pingel	Secretary	Indefinite	Counsel, U.S. Bancorp	2	Not
(born 1971)		Term;	Fund Services LLC		Applicable.
615 East Michigan St.		Since	since 2004; formerly,
Milwaukee, WI 53202		December	Associate, Krukowski
		2005.	& Costello, S.C.,
(2002-2004); formerly,
Vice President -
Investment Operations,
Heartland Advisors,
Inc. (1994-2002).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to The Osterweis Fund and The Osterweis Strategic Income Fund. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

The Osterweis Funds

FEDERAL TAX INFORMATION (Unaudited)

The Osterweis Fund and The Osterweis Strategic Income Fund designate 88.3% and 6.2%, respectively, of the dividends declared from net investment income during the year ended March 31, 2007 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2007, 78.2% and 6.2% of the ordinary distributions paid by The Osterweis Fund and The Osterweis Strategic Income Fund, respectively, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the Funds’ website at www.osterweis.com or the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedule of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111
Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Symbol
The Osterweis Fund - OSTFX
The Osterweis Strategic Income Fund - OSTIX
CUSIP
The Osterweis Fund - 742935406
The Osterweis Strategic Income Fund - 742935489

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Osterweis Fund

	FYE 3/31/2007	FYE 3/31/2006
Audit Fees	$18,000	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The Osterweis Strategic Income Fund

	FYE 3/31/2007	FYE 3/31/2006
Audit Fees	$15,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2007	FYE 3/31/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2007	FYE 3/31/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
                                               Robert M. Slotky, President

Date    June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert M. Slotky
                                               Robert M. Slotky, President

Date     June 7, 2007

By (Signature and Title)     /s/Eric W. Falkeis
                                               Eric W. Falkeis, Treasurer

Date     June 5, 2007

* Print the name and title of each signing officer under his or her signature.